UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/05/2008

Brooke Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31698

KS	48-1009756
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, KS 66210
(Address of principal executive offices, including zip code)

913-661-0123
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 3, 2008, Brooke Corporation (NASDAQ:BXXX) issued a press release concerning the scheduling of closing for a refinancing transaction involving Aleritas Capital Corp. (a d/b/a of Brooke Credit Corporation; OTCBB: BRCR), which is 62% owned by Brooke Corporation. This refinancing transaction was the subject of a report on Form 8-K/A filed by Aleritas on February 15, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Corporation

Date: March 05, 2008	By:	/s/ Keith E. Bouchey
Keith E. Bouchey
President & CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued by BROOKE CORPORATION on March 5, 2008